UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2021

CM LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39482	85-1966622
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o Corvex Management LP 667 Madison Avenue New York, New York 10065
(Address of principal executive offices, including ZIP code)

(212) 474-6745

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A common stock and one-third of one redeemable warrant	CMLFU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	CMLF	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CMLFW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission (“SEC”) together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Statement”). Specifically, the SEC Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination as well as  provisions that provided for potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant, which terms are similar to those contained in the warrant agreement, dated as of September 1, 2020, by and between CM Life Sciences, Inc., a Delaware corporation (the “Company” or “CMLF”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as warrant agent. As a result of the SEC Statement, the Company reevaluated the accounting treatment of (i) the 14,758,333 redeemable warrants (the “Public Warrants”) that were included in the units issued by the Company in its initial public offering (the “IPO”) and (ii) the 7,236,667 warrants that were issued to the Company’s initial stockholders in a private placement that closed concurrently with the closing of the IPO (together with the Public Warrants, the “Warrants”), and determined to classify the Warrants as derivative liabilities on the balance sheet and measured at fair value at inception and at each reporting date, with changes in fair value recognized in the statement of operations in the period of change. The Company previously accounted for the Warrants as components of equity.

On May 3, 2021, after consultation with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm (the “Independent Accountants”), the Company’s management, in consultation with its audit committee (the “Audit Committee”), concluded that it is appropriate to restate the Company’s previously issued audited financial statements as of December 31, 2020, including the audited balance sheet as of July 10, 2020, and for the period from July 10, 2020 (inception) through December 31, 2020 (the “Relevant Period”), which were included in the Company’s Annual Report on Form 10-K, originally filed with the SEC on March 30, 2021. Considering such restatement, the Company concluded that such audited financial statements should no longer be relied upon. The Company will file an amendment to its Annual Report on Form 10-K as of December 31, 2020 and for the period from July 10, 2020 (inception) through December 31, 2020, which will include the restated audited financial statements from the Relevant Periods. The restatement primarily related to consideration of the factors in determining whether to classify contracts that may be settled in an entity’s own stock as equity of the entity or as an asset or liability.

Going forward, unless we amend the terms of our warrant agreement, we expect to continue to classify our warrants as liabilities, which would require us to incur the cost of measuring the fair value of the warrant liabilities, and which may have an adverse effect on our results of operations.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Independent Accountants.

Important Information About the Business Combination and Where to Find It

In connection with the proposed transaction involving Mount Sinai Genomics, Inc. d/b/a Sema4 (“Sema4”) and CMLF (such transaction, the “Business Combination”), Sema4, intends to file with the SEC a proxy statement required to be prepared in connection with the proposed transaction (the “Proxy) and certain other related documents, which will include both the Proxy to be distributed to holders of common stock of CMLF Class A common stock in connection with CMLF’s solicitation of proxies for the vote by CMLF’s stockholders with respect to the Business Combination and other matters as may be described in the Proxy. CMLF’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement, as these materials will contain important information about Sema4, CMLF and the Business Combination. After the Proxy is declared effective, the definitive proxy statement will be mailed to stockholders of CMLF as of a record date to be established for voting on the Business Combination and other matters as may be described in the Proxy. Stockholders of CMLF will also be able to obtain copies of the Proxy and other documents filed with the SEC that may be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: CM Life Science, Inc., c/o Corvex Management LP, 667 Madison Avenue, New York, New York , Attention: Eli Casdin, (212) 474-6745.

Participants in the Solicitation

The Company and Sema4 and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Company’s filings with the SEC. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph..

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed transaction between Sema4 and the Company, including statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction, expansion plans, projected future results and market opportunities of Sema4. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities, (ii) the risk that the transaction may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the shareholders of the Company, the satisfaction of the minimum trust account amount following redemptions by the Company’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the transaction, (v) the inability to complete the PIPE investment in connection with the transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vii) the effect of the announcement or pendency of the transaction on Sema4’s business relationships, operating results and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Sema4 and potential difficulties in Sema4 employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against Sema4 or against the Company related to the merger agreement or the transaction, (x) the ability to maintain the listing of the Company’s securities on a national securities exchange, (xi) the price of the Company’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which the Company plans to operate or Sema4 operates, variations in operating performance across competitors, changes in laws and regulations affecting the Company’s or Sema4’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry and (xiv) the size and growth of the market in which Sema4 operates. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration on Form S-1 (File No. 333-246251), the proxy statement discussed above and other documents filed by the Company from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Sema4 and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Sema4 nor the Company gives any assurance that either Sema4 or the Company or the combined company will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CM LIFE SCIENCES, INC.

Date: May 4, 2021	By:	/s/ Brian Emes
	Name:	Brian Emes
	Title:	Chief Financial Officer and Secretary